                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



                           Date of Report: May 5, 1997



                           JACOR COMMUNICATIONS, INC.



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       0-12404                                    31-0978313
(Commission File No.)                          (IRS Employer Identification No.)



                          50 East RiverCenter Boulevard
                                   12th Floor
                               Covington, KY 41011
                                 (606) 655-2276

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Item 5.  Other Events

     In January 1997, Jacor Communications, Inc. (the "Company") filed a registration statement (File No. 333-19291) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $250.0 million of equity and debt securities of the Company (the "Omnibus Shelf Registration Statement"). On April 21, the Commission declared the Omnibus Shelf Registration Statement, as amended by Amendment No. 1, effective. (The definitive prospectus contained in the Omnibus Shelf Registration is herein referred to as the "Prospectus").

     On May 5, 1997, the Company filed with the Commission, pursuant to Rule 424(b), a preliminary supplement to the Prospectus dated May 2, 1997 (the "Preliminary Prospectus Supplement") relating to the offer for sale of 5,347,500 shares of the Company's common stock, $.01 par value, (including 697,500 shares subject to an underwriters' overallotment option). In connection with the filing of the Preliminary Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

   2.1 First Amendment to Stock Purchase and Stock and Warrant Purchase Agreement dated as of February 20, 1996 by and among the Company, Prudential Venture Partners II, LP, Northeast Ventures II, John T. Lynch, Frank A. DeFrancesco, Thomas R. Jiminez, Willliam R. Arbenz, CIHC Incorporated, Bankers Life Holding Corporation and Noble Broadcast Group, Inc., dated as of July 8, 1996 by and among the Company, Noble Broadcast Group, Inc., Lynch, DeFrancesco, Jiminez, Arbenz and Phillip H. Banks, as trustee

   2.2 Second Amendment to Stock Purchase and Stock and Warrant Purchase Agreement dated as of February 20, 1996 by and among the Company, Prudential Venture Partners II, LP, Northeast Ventures II, John T. Lynch, Frank A. DeFrancesco, Thomas R. Jiminez, Willliam R. Arbenz, CIHC Incorporated, Bankers Life Holding Corporation and Noble Broadcast Group, Inc., dated as of December 20, 1996 by and among the Company, Noble Broadcast Group, Inc., Lynch, DeFrancesco, Jiminez, Arbenz and Phillip H. Banks, as trustee

   4.1 Warrant Agreement dated as of February 27, 1997 between the Company and KeyCorp Shareholder Services, Inc.

  10.1 First Amendment to Employment Agreement dated as of December 20, 1996 between the Company and John T. Lynch (+)


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  10.2    Consulting Agreement dated as of December 20, 1996 between the Company and John T. Lynch (+)
  10.3 First Amendment to Employment Agreement dated as of December 20, 1996 between the Company and Frank A. De Francesco (+)

  10.4 Employment Agreement dated as of January 17, 1997 between the Company and Paul F. Solomon (+)

  10.5 First Amendment to First Amendment to Employment Agreement dated as of December 20, 1996 between the Company and Frank A. DeFrancesco (+)

  23.1    Consent of Coopers & Lybrand L.L.P.

  23.2    Consent of Ernst & Young LLP

  99.1    Press Release dated May 1, 1997.
__________________________________

(+)  Management Contract



Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JACOR COMMUNICATIONS, INC.



Dated:     May 5, 1997             By:/s/ Jon M. Berry
                                      ------------------------------
                                      Jon M. Berry, Senior Vice President
                                       and Treasurer




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